UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 25, 2017

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15369	68-0070656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

773 San Marin Drive, Suite 2215
Novato, California 94998

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 408-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 25, 2017, Willis Lease Finance Corporation (the “Company”) held its Annual Stockholders’ Meeting (the “Annual Meeting”). At the close of business on April 3, 2017, the voting record date, there were 6,537,716 common shares outstanding and entitled to vote. At the Annual Meeting, 6,148,666, or 94.05%, of the outstanding common shares entitled to vote were represented by proxy or in person.

Proposal 1: Election of Director. The stockholders elected one Class I Director for a three-year term expiring at the 2020 Annual Meeting of Stockholders. The voting results were as follows:

Number of Votes Cast:

	For	Withheld	Broker Non-Votes
Robert T. Morris	4,652,695	751,283	744,688

The other directors whose term of office continued after the Annual Meeting were Charles F. Willis, IV, Robert J. Keady, Hans Joerg Hunzinger and Austin C. Willis.

Proposal 2: Advisory Vote on Executive Compensation. The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers disclosed in the Proxy Statement. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
3,533,952	1,858,676	11,350	744,688

Proposal 3: Advisory Vote on the Frequency of Future Advisory Voting on Executive Compensation.  The voting results on a non-binding advisory vote on the frequency of a non-binding advisory vote on the compensation of the Company’s named executive officers were as follows:

Number of Votes Cast:

3 Years	2 Years	1 Year	Abstain	Broker Non- Votes
3,871,513	8,295	1,520,858	3,312	744,688

Proposal 4: Amendment and Restatement of the Employee Stock Purchase Plan. The stockholders approved the amendment and restatement of the Company’s employee stock purchase plan. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
5,380,350	18,621	5,007	744,688

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the year 2017. The voting results were as follows:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
6,118,706	15,212	14,748	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by its undersigned duly authorized officer.

Dated: May 30, 2017

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Dean M. Poulakidas
Senior Vice President
and General Counsel